CERTIFICATION OF SERVICES PERFORMED

July 28, 2017

Reference is made to that certain Loan Agreement (the "Loan Agreement") to be entered into by and between TAH 2017-1 Borrower LLC ("Borrower") and German American Capital Corporation ("Client"). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.
I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that Green River Capital, LLC ("GRC") has completed certain due diligence services ordered by Client under the Evaluation Services Agreement dated July 28, 2017, between GRC and Client, in connection with the borrowing of the Loan for certain residential rental properties (the "Properties" and each, a "Property") contained in the data tape entitled "TAH 2017-1 Data Tape 7 27 2017 v2" dated as of July 27, 2017 (the "Data Tape"). Furthermore;
1.  GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported as such on the Data Tape.
2.  GRC has reviewed the Data Tape and, based on a review of the Broker Price Opinion for each Property, GRC has verified that the values presented on the Data Tape are correct.
3.  GRC has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowners', condominium, or other common-interest community association ("HOA") and has confirmed, based on, among other things, including title review and that certain letter provided by OS National, LLC dated on or about the date hereof (the "OS National Report"), that the data provided by Borrower on the Data Tape is correctly reported except as otherwise set forth in the OS National Report.
4.  GRC has reviewed the purchase documentation provided by the Borrower for each Property in order to compare the purchase price provided in the purchase documents against the purchase price field included in the Data Tape. GRC has verified the correct values on the Data Tape.
5.  GRC has reviewed the renovation costs by category for each Property that appears on the general ledger of Rental Strategy Partnerships (RSP), as provided to GRC on July 6, 2017 and tied out such costs with the Data Tape for the following data fields: land improvements, swimming pools, building improvements, carpeting, roof, HVAC, stove, washer and dryer, refrigerator, dishwasher, carpet replacement, closing costs and capitalized soft costs.

6.  GRC has reviewed a random sample of 100 properties from the Borrower's Data Tape and verify with documentation provided by the Borrower that the dollar amount corresponding to the Borrower's stated actual rehabilitation spending reflected in the Borrower's data tape is accurate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

GREEN RIVER CAPITAL, LLC

Name: Richard Lundbeck
Title: Senior Vice President